UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2011

Government Properties Income Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐            Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐            Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Business Management Agreement

On January 11, 2011, Government Properties Income Trust, or the Trust, entered into an amendment to its business management agreement with Reit Management & Research LLC, or Reit Management.  The amendment revised the term of the business management agreement.  As amended, the term of the business management agreement expires on December 31, 2011, and automatically renews for successive one year terms annually thereafter unless notice of non-renewal is given by the Trust or Reit Management before the end of an applicable term. The business agreement continues to be terminable by either party upon 60 days prior written notice and terminable by Reit Management upon five business days notice if the Trust undergoes a change of control, as determined under the business management agreement. The amendment also revised the arbitration provisions for the resolution of certain disputes, claims and controversies. The fees payable by the Trust to Reit Management under the business management agreement were not affected by the amendment.

The terms of the amendment to the business management agreement described above were reviewed, approved and adopted by the Compensation Committee of the Board of Trustees of the Trust, which is comprised solely of Independent Trustees.  The foregoing description of the amendment to the business management agreement is not complete and is subject to and qualified in its entirety by reference to the amendment, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Property Management Agreement

Also on January 11, 2011, the Trust entered into an amended and restated property management agreement with Reit Management, which agreement amended and restated the prior property management agreement between the Trust and Reit Management.

Under the amended and restated property management agreement, the Trust continues to engage Reit Management to provide the Trust and its applicable subsidiaries which own certain properties that are subject to the agreement with property management services substantially consistent with the property management services provided to the Trust by Reit Management historically. The fees payable by the Trust to Reit Management under the amended and restated property management agreement continue to be determined in a manner consistent with past determinations under the prior agreement.

The term of the amended and restated property management agreement expires on December 31, 2011, and automatically renews for successive one year terms annually thereafter unless notice of non-renewal is given by the Trust or Reit Management before the end of an applicable term. Either party may terminate the agreement upon 60 days prior written notice, and Reit Management may terminate the agreement upon five business days notice if the Trust undergoes a change of control, as determined under the agreement.

The amended and restated property management agreement includes arbitration provisions for the resolution of certain disputes, claims and controversies and generally restricts a party’s ability to assign the agreement without the written consent of the other party, except that Reit Management may assign its rights and obligations under the agreement to any successor in interest who acquires substantially all the assets of Reit Management and substantially all of the personnel that are utilized by Reit Management to perform services under the agreement and the Trust and its applicable subsidiaries may assign its rights and obligations under the agreement to a mortgagee with respect to, or certain successor owners of, the managed premises.

The terms of the amended and restated property management agreement described above were reviewed, approved and adopted by the Compensation Committee of the Board of Trustees of the Trust, which is comprised solely of Independent Trustees.

The foregoing description of the amended and restated property management agreement is not complete and is subject to and qualified in its entirety by reference to the amended and restated property management agreement, a copy of which is attached as Exhibit 10.2 and is incorporated herein by reference.

Information Regarding Certain Relationships

The Trust is managed by Reit Management.  One of the Trust’s Managing Trustees, Barry M. Portnoy, is the Chairman and majority owner of Reit Management. The Trust’s other Managing Trustee, Adam D. Portnoy, owns the remainder of Reit Management and is a director, President and Chief Executive Officer of Reit Management.  The Trust’s executive officers are also officers of Reit Management.

Reit Management also provides management services to other publicly traded companies, including CommonWealth REIT, or CWH, the Trust’s former parent.  Mr. Barry Portnoy serves as a managing trustee or managing director of each of those companies, and Mr. Adam Portnoy serves as a managing trustee of some of those companies, including CWH.  In the past, the Trust has engaged in transactions with other companies managed by Reit Management, including purchasing properties from CWH, which have been previously reported by the Trust in its periodic filings with the Securities and Exchange Commission, or SEC.

The Trust was formerly 100% owned by CWH, until the completion of the Trust’s initial public offering in 2009, at which time the Trust became a separate publicly owned company.  In connection with the Trust’s initial public offering of its shares, CWH and the Trust entered into certain agreements, which are further described in the Trust’s filings with the SEC, and copies of which have been filed with the SEC.  CWH continues to be a significant shareholder of the Trust.

The Trust currently owns approximately 14.29% of the outstanding equity of Affiliates Insurance Company, or AIC. The other shareholders of AIC are Reit Management and five other companies to which Reit Management provides management services, including CWH, and all of the Trust’s Trustees and nearly all of the trustees and directors of the other shareholders of AIC are also directors of AIC.  The Trust and the other AIC shareholders also participate in a property insurance policy arranged and reinsured in part by AIC.

For more information about the relationships among the Trust, its Trustees, its executive officers, Reit Management, CWH, AIC and other companies to which Reit Management provides management services, and risks which may arise from these relationships, please refer to the Trust’s filings with the SEC, including the Trust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (including the sections captioned “Business,” “Risk Factors” (as such section was revised and updated in the Trust’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2010) and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions”), the Trust’s Proxy Statement dated February 22, 2010 relating to the Trust’s 2010 Annual Shareholders Meeting (including the information regarding the Trust’s Trustees and executive officers in that Proxy Statement and the section captioned “Related Person Transactions and Company Review of Such Transactions”), and the Trust’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2010 (including the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions”).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	First Amendment to Business Management Agreement, dated as of January 11, 2011, by and between Government Properties Income Trust and Reit Management & Research LLC

10.2	Amended and Restated Property Management Agreement, dated as of January 11, 2011, by and among Reit Management & Research LLC and Government Properties Income Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST

By:	/s/ MARK L. KLEIFGES
Mark L. Kleifges
Treasurer and Chief Financial Officer

Dated: January 14, 2011

EXHIBIT INDEX

10.1	First Amendment to Business Management Agreement, dated as of January 11, 2011, by and between Government Properties Income Trust and Reit Management & Research LLC

10.2	Amended and Restated Property Management Agreement, dated as of January 11, 2011, by and among Reit Management & Research LLC and Government Properties Income Trust